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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                 OCTOBER 1, 2004
                                 ---------------
                Date of report (Date of earliest event reported)


                                   ADVO, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)

          DELAWARE                          1-11720               06-0885252
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(State or other jurisdiction       (Commission file number)  (IRS Employer
of incorporation or organization)                            Identification No.)

                ONE TARGETING CENTRE, WINDSOR, CONNECTICUT 06095
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:          (860) 285-6100
                                                   ------------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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ITEM 8.01 OTHER EVENTS

Attached as Exhibit 99.1 is the Company's recently adopted Policy on Fair Disclosure to Investors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.

Exhibit
No.      Description
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99.1     ADVO, Inc. Policy on Fair Disclosure to Investors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                 ADVO, Inc.
Date: October 1, 2004
                                                 By  /s/ JOHN D. SPERIDAKOS
                                                     -------------------------
                                                     John D. Speridakos
                                                     Vice President & Controller

                                  EXHIBIT INDEX

Exhibit No.          Description
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   99.1              ADVO, Inc. Policy on Fair Disclosure to Investors